UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)
February 22, 2006

WHERIFY WIRELESS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24001	76-0552098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Bridge Parkway, Suite 201, Redwood Shores, California	94065
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code
(650) 551-5200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ÿ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ÿ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ÿ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ÿ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On February 22, 2006, Wherify Wireless, Inc. ("Wherify") borrowed $1,000,000 from Stephen J. Luczo and issued to Mr. Luczo a promissory note pursuant to which Wherify agreed to pay interest on the outstanding principal amount at a rate of 7.5% per annum, and to repay the outstanding principal and all accrued and unpaid interest on demand at any time after August 22, 2006. A copy of the promissory note is attached hereto as Exhibit 99.1.

Item 9.01      Financial Statements and Exhibits

           (c)            Exhibits

Exhibit Number	Description

99.1	Promissory Note, dated February 22, 2006, issued to Stephen J. Luczo.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

WHERIFY WIRELESS, INC.

Date: February 27, 2006	By:	/s/ Mark E. Gitter
Name: Mark E. Gitter
Title: Chief Financial Officer, Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Promissory Note, dated February 22, 2006, issued to Stephen J. Luczo.